[SHIP]
                            [THE VANGUARD GROUP LOGO]

                    VANGUARD(R) GLOBAL ASSET ALLOCATION FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 27, 2001

The board of trustees has determined that it is in the best interest of shareholders to terminate and liquidate the Fund as of July 27, 2001. In anticipation of the termination and liquidation, the Fund will not accept additional investments or open new accounts after the close of business on April 6, 2001.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS115 042001